UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: March 31

Date of reporting period: December 31, 2013

ITEM 1.	SCHEDULE OF INVESTMENTS.

LEGG MASON PARTNERS INCOME TRUST

WESTERN ASSET NEW YORK MUNICIPALS FUND

FORM N-Q

DECEMBER 31, 2013

WESTERN ASSET NEW YORK MUNICIPALS FUND

Schedule of investments (unaudited)	December 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
MUNICIPAL BONDS - 97.9%
Education - 15.0%
Buffalo & Erie County, NY, Industrial Land Development Corp. Revenue, Buffalo State College Foundation Housing Corp. Project	5.375%	10/1/41	$2,040,000	$2,122,294
Dutchess County, NY, Industrial Development Agency, Civic Facility Revenue, Refunding, Bard College	5.000%	8/1/19	1,000,000	1,053,330
Erie County, NY, Industrial Development Agency, School Facility Revenue, Buffalo City School District	5.000%	5/1/31	10,000,000	10,430,500
New York State Dormitory Authority Revenue:
4201 School Program	5.000%	7/1/18	275,000	275,833
City University of New York, Consolidated Second General Resolution, AMBAC-TCRS	5.750%	7/1/18	3,000,000	3,344,400
City University Systems, AGM	6.000%	7/1/14	1,085,000	1,115,347
City University Systems, FGIC-TCRS	5.625%	7/1/16	5,745,000	6,171,739
New York University	5.000%	7/1/38	10,000,000	10,374,300
New York University, AMBAC	5.000%	7/1/32	8,000,000	8,305,360
New York University, NATL	5.750%	7/1/27	6,300,000	7,506,765
Non-State Supported Debt, Brooklyn Law School	5.750%	7/1/33	1,750,000	1,825,057
Non-State Supported Debt, Manhattan Marymount	5.250%	7/1/29	2,140,000	2,169,468
Non-State Supported Debt, New School University	5.500%	7/1/40	25,000,000	25,980,750
Non-State Supported Debt, Skidmore College	5.500%	7/1/41	3,200,000	3,335,520
Non-State Supported Debt, St. Joseph’s College	5.250%	7/1/35	2,000,000	2,013,080
Non-State Supported Debt, University of New York, AMBAC	5.000%	7/1/37	5,000,000	5,130,350
State University Adult Facilities, AGM	5.750%	5/15/17	1,070,000	1,241,671
Puerto Rico Conservation Trust	6.450%	12/1/25	1,710,000	938,141	(a)
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Pollution Control Facilities Financing Authority Revenue:
Ana G. Mendez University System Project	5.000%	4/1/17	1,540,000	1,475,982
Ana G. Mendez University System Project	5.000%	4/1/18	1,000,000	927,660
Rensselaer County, NY, IDA, Civic Facilities Revenue:
Polytechnic Institute Dormitory Project	5.125%	8/1/27	5,820,000	5,823,841
Polytechnic Institute Dormitory Project	5.125%	8/1/29	5,430,000	5,432,769
St. Lawrence County, NY, Industrial Development Agency, Civic Development Corp. Revenue, Clarkson University Project	6.000%	9/1/34	600,000	652,020

Total Education				107,646,177

Health Care - 18.0%
Monroe County, NY, Industrial Development Corp., FHA, Insured Mortgage Revenue, Unity Hospital of Rochester Project	5.500%	8/15/40	9,000,000	9,325,800
Nassau County, NY, Industrial Development Agency Revenue, Continuing Care Retirement, Amsterdam at Harborside	6.700%	1/1/43	7,245,000	3,764,792
Nassau County, NY, Local Economic Assistance Corp. Revenue:
South Nassau Communities Hospital	5.000%	7/1/31	2,000,000	1,999,980
Winthrop University Hospital Association Project	5.000%	7/1/32	2,000,000	1,932,100
Winthrop University Hospital Association Project	5.000%	7/1/42	6,000,000	5,474,520
New York City, NY, Health & Hospital Corp. Revenue, Health Systems	5.000%	2/15/30	15,000,000	15,533,700

See Notes to Schedule of Investments.

WESTERN ASSET NEW YORK MUNICIPALS FUND

Schedule of investments (unaudited) (cont’d)	December 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Health Care - continued
New York State Dormitory Authority Revenue:
Municipal Health Facilities	5.000%	1/15/28	$7,000,000	$7,388,290
Municipal Health Facilities	5.000%	1/15/32	25,000,000	25,752,000
New York University Hospitals Center	5.000%	7/1/26	10,000,000	10,313,200
Non-State Supported Debt, Cabrini Westchester, GNMA-Collateralized, FHA	5.200%	2/15/41	4,395,000	4,571,767
Non-State Supported Debt, Insured Mortgage Hospital Montefiore, FHA	5.000%	8/1/22	2,500,000	2,698,100
Non-State Supported Debt, Mount Sinai Hospital	5.000%	7/1/26	5,000,000	5,265,650
Non-State Supported Debt, North Shore Long Island Jewish Medical Center	5.250%	5/1/30	8,750,000	9,243,150
Non-State Supported Debt, North Shore Long Island Jewish Medical Center	5.500%	5/1/33	3,000,000	3,185,460
Non-State Supported Debt, North Shore Long Island Jewish Medical Center	5.500%	5/1/37	13,000,000	13,589,290
North Shore University Hospital, NATL	5.500%	11/1/14	2,500,000	2,604,400
United Cerebral Palsy, AMBAC	5.125%	7/1/21	1,500,000	1,449,795
New York State Dormitory Authority Revenues, Non-State Supported Debt, NYU Hospitals Center	6.000%	7/1/40	4,000,000	4,315,600
Syracuse, NY, Industrial Development Agency Revenue, Refunding, James Square Association, FHA	7.000%	8/1/25	1,250,000	1,254,662

Total Health Care				129,662,256

Housing - 3.2%
New York City, NY, HDC, MFH Rental Revenue, Seaview Towers	4.600%	7/15/26	8,275,000	8,429,246	(b)
New York City, NY, HDC, MFH Revenue	4.600%	11/1/26	6,250,000	6,294,000	(b)
New York City, NY, HDC, MFH Revenue	5.150%	11/1/45	1,630,000	1,635,738
New York State Housing Finance Agency:
Affordable Housing Revenue	4.800%	11/1/34	4,450,000	4,397,757
Affordable Housing Revenue	4.750%	11/1/36	1,000,000	993,320
New York State Housing Finance Agency Revenue	5.250%	11/1/41	1,000,000	1,024,130

Total Housing				22,774,191

Industrial Revenue - 14.8%
Brooklyn Arena, NY, Local Development Corp., Barclays Center Project	6.250%	7/15/40	20,000,000	21,022,400
Liberty, NY, Development Corporation Revenue, Goldman Sachs Headquarters	5.500%	10/1/37	27,000,000	28,706,130
New York Liberty Development Corp., Liberty Revenue:
4 World Trade Center LLC Project	5.000%	11/15/44	5,000,000	4,999,700
4 World Trade Center LLC Project	5.750%	11/15/51	7,000,000	7,393,470
Second Priority, Bank of America Tower	5.125%	1/15/44	22,500,000	22,878,675
Port Authority of New York & New Jersey, Special Obligation Revenue, JFK International Air Terminal LLC	6.000%	12/1/42	20,000,000	21,382,800

Total Industrial Revenue				106,383,175

Leasing - 3.4%
New York State Dormitory Authority Revenue, State University Educational Facilities, AGM	5.875%	5/15/17	12,110,000	13,614,183
New York State Dormitory Authority, Lease Revenue, State University Dormitory Facilities	5.000%	7/1/39	7,250,000	7,438,935
New York State Urban Development Corp. Revenue, State Facilities	5.700%	4/1/20	3,000,000	3,492,210

Total Leasing				24,545,328

See Notes to Schedule of Investments.

WESTERN ASSET NEW YORK MUNICIPALS FUND

Schedule of investments (unaudited) (cont’d)	December 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Local General Obligation - 3.9%
New York, NY, GO	5.000%	8/1/23	$25,000,000	$28,211,750

Other - 0.2%
Virgin Islands Public Finance Authority Revenue, Matching Fund Loan Note	6.000%	10/1/39	1,750,000	1,755,688

Power - 3.3%
Long Island Power Authority, NY, Electric System Revenue	6.000%	5/1/33	10,000,000	11,085,500
New York State Energy Research & Development Authority, Gas Facilities Revenue, Brooklyn Union Gas Co. Project, RIBS	13.481%	7/1/26	3,000,000	3,017,580	(b)(c)(d)
Port Authority of New York & New Jersey, Special Obligation Revenue, 5th Installment, Special Project	6.750%	10/1/19	9,585,000	9,366,270	(b)

Total Power				23,469,350

Pre-Refunded/Escrowed to Maturity - 3.8%
New York State Dormitory Authority Revenue, New York and Presbyterian Hospital, AGM, FHA	5.000%	8/15/36	17,215,000	17,719,227	(e)
New York State Dormitory Authority, State Personal Income Tax Revenue, Education	5.000%	3/15/31	5,000	5,604	(e)
New York State Environmental Facilities Corp., Clean Water & Drinking Revolving Funds	5.000%	6/15/16	4,980,000	4,993,944	(f)
Triborough Bridge & Tunnel Authority	5.375%	1/1/19	4,200,000	4,615,590	(e)

Total Pre-Refunded/Escrowed to Maturity				27,334,365

Solid Waste/Resource Recovery - 0.2%
Essex County, NY, Industrial Development Agency Revenue, Solid Waste, International Paper Co. Project	6.150%	4/1/21	1,065,000	1,066,033	(b)
North Country, NY, Development Authority, Solid Waste Management System Revenue, Refunding, AGM	6.000%	5/15/15	335,000	340,514

Total Solid Waste/Resource Recovery				1,406,547

Special Tax Obligation - 22.4%
Build NYC Resource Corp., NY, Revenue:
YMCA of Greater New York Project	5.000%	8/1/20	1,055,000	1,147,777
YMCA of Greater New York Project	5.000%	8/1/21	680,000	737,881
New York City, NY, TFA Revenue, Future Tax Secured	5.000%	5/1/38	25,000,000	25,908,250
New York City, NY, TFA, Building Aid Revenue, State Aid Withholding	5.250%	1/15/39	27,000,000	28,638,090
New York State Dormitory Authority, State Personal Income Tax Revenue	5.000%	12/15/35	3,500,000	3,710,840
New York State Dormitory Authority, State Personal Income Tax Revenue	5.000%	3/15/37	4,000,000	4,225,840
New York State Dormitory Authority, State Personal Income Tax Revenue	5.000%	2/15/39	15,875,000	16,409,194
New York State Dormitory Authority, State Personal Income Tax Revenue:
Education	5.000%	3/15/31	9,995,000	10,544,925
General Purpose Bonds	5.000%	12/15/26	23,700,000	26,312,688
New York State Local Assistance Corp.:
Refunded	6.000%	4/1/14	770,000	781,019
Refunded	5.500%	4/1/17	3,000,000	3,353,700
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue	5.750%	8/1/37	10,000,000	7,419,800

See Notes to Schedule of Investments.

WESTERN ASSET NEW YORK MUNICIPALS FUND

Schedule of investments (unaudited) (cont’d)	December 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Special Tax Obligation - continued
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue	5.000%	8/1/40	$6,750,000	$5,184,067
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue	5.250%	8/1/40	10,000,000	7,982,100
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue	6.000%	8/1/42	5,000,000	3,749,800
Virgin Islands Public Finance Authority Revenue:
Matching Fund Loan	5.250%	10/1/29	10,000,000	9,977,900
Matching Fund Loan	6.750%	10/1/37	5,000,000	5,377,050

Total Special Tax Obligation				161,460,921

State General Obligation - 0.2%
Puerto Rico Commonwealth, GO, Refunding, Public Improvement, NATL	5.500%	7/1/16	1,250,000	1,237,988

Transportation - 4.8%
MTA, New York Revenue, NATL	5.000%	11/15/35	10,000,000	10,080,900
New York City, NY, Industrial Development Agency, Airport Facilities Revenue	5.000%	7/1/18	5,000,000	5,249,500	(b)
New York City, NY, Industrial Development Agency, Airport Facilities Revenue	5.000%	7/1/19	3,000,000	3,147,960	(b)
Port Authority of New York & New Jersey	5.000%	1/15/41	10,000,000	10,256,000
Triborough Bridge & Tunnel Authority, NY, Revenue	5.000%	11/15/29	2,675,000	2,911,497
Triborough Bridge & Tunnel Authority, NY, Revenue	5.000%	11/15/30	2,745,000	2,966,686

Total Transportation				34,612,543

Water & Sewer - 4.7%
New York City, NY, Municipal Water Finance Authority:
Water & Sewer System Revenue	5.000%	6/15/38	10,000,000	10,358,200	(g)
Water & Sewer System Revenue	5.000%	6/15/39	7,000,000	7,197,960
Water & Sewer System Revenue	5.750%	6/15/40	15,000,000	16,613,850

Total Water & Sewer				34,170,010

			SHARES
CONVERTIBLE PREFERRED STOCKS - 0.1%
INDUSTRIALS - 0.1%
Airlines - 0.1%
American Airlines Group Inc. (Cost - $1,048,387)	6.250%	12/31/49	41,081	1,064,819

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $687,177,044)				705,735,108

			FACE AMOUNT
SHORT-TERM INVESTMENTS - 1.0%
Finance - 0.2%
New York City, NY, TFA Revenue, New York City Recovery Project Revenue, Subordinated, LIQ-Dexia Credit Local	0.310%	11/1/22	1,700,000	1,700,000	(h)(i)

Water & Sewer - 0.8%
New York City, NY, Municipal Water Finance Authority, Water & Sewer System Revenue:
Second General Resolution, SPA-Dexia Credit Local	0.450%	6/15/32	700,000	700,000	(h)(i)

See Notes to Schedule of Investments.

WESTERN ASSET NEW YORK MUNICIPALS FUND

Schedule of investments (unaudited) (cont’d)	December 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Water & Sewer - continued
SPA-Dexia Credit Local	0.310%	6/15/32	$4,600,000	$4,600,000	(h)(i)

Total Water & Sewer				5,300,000

TOTAL SHORT-TERM INVESTMENTS (Cost - $7,000,000)				7,000,000

TOTAL INVESTMENTS - 99.0% (Cost - $694,177,044#)				712,735,108
Other Assets in Excess of Liabilities - 1.0%				6,936,707

TOTAL NET ASSETS - 100.0%				$719,671,815

(a)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

(b)	Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax (“AMT”).

(c)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(d)	Residual interest bonds—coupon varies inversely with level of short-term tax-exempt interest rates.

(e)	Pre-Refunded bonds are escrowed with U.S. government obligations and/or U.S. government agency securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.

(f)	Bonds are escrowed to maturity by government securities and/or U.S. government agency securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.

(g)	All or a portion of this security is held at the broker as collateral for open futures contracts.

(h)	Variable rate demand obligations have a demand feature under which the Fund can tender them back to the issuer or liquidity provider on no more than 7 days notice.

(i)	Maturity date shown is the final maturity date. The security may be sold back to the issuer before final maturity.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

AGM	— Assured Guaranty Municipal Corporation - Insured Bonds
AMBAC	— American Municipal Bond Assurance Corporation - Insured Bonds
FGIC	— Financial Guaranty Insurance Company - Insured Bonds
FHA	— Federal Housing Administration
GNMA	— Government National Mortgage Association
GO	— General Obligation
HDC	— Housing Development Corporation
IDA	— Industrial Development Authority
LIQ	— Liquidity Facility
MFH	— Multi-Family Housing
MTA	— Metropolitan Transportation Authority
NATL	— National Public Finance Guarantee Corporation - Insured Bonds
RIBS	— Residual Interest Bonds
SPA	— Standby Bond Purchase Agreement - Insured Bonds
TCRS	— Transferable Custodial Receipts
TFA	— Transitional Finance Authority

See Notes to Schedule of Investments.

WESTERN ASSET NEW YORK MUNICIPALS FUND

Schedule of investments (unaudited) (cont’d)	December 31, 2013

Ratings Table*

Standard & Poor’s/Moody’s/Fitch**
AAA/Aaa	15.0%
AA/Aa	45.0
A	24.3
BBB/Baa	12.3
BB/Ba	0.1
A-1/VMIG 1	1.0
NR	2.3

100.0%

*	As a percentage of total investments.

**	The ratings shown are based on each portfolio security’s rating as determined by Standard & Poor’s, Moody’s or Fitch, each a Nationally Recognized Statistical Rating Organization (“NRSRO”). These ratings are the opinions of the NRSRO and are not measures of quality or guarantees of performance. Securities may be rated by other NRSROs, and these ratings may be higher or lower. In the event that a security is rated by multiple NRSROs and receives different ratings, the Fund will treat the security as being rated in the highest rating category received from a NRSRO.

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

Western Asset New York Municipals Fund (the “Fund”) is a separate non-diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

Notes to Schedule of Investments (unaudited) (continued)

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Long-term investments†:
Municipal bonds	—	$704,670,289	—	$704,670,289
Convertible preferred stocks	$1,064,819	—	—	1,064,819

Total long-term investments	$1,064,819	$704,670,289	—	$705,735,108

Short-term investments†	—	7,000,000	—	7,000,000

Total investments	$1,064,819	$711,670,289	—	$712,735,108

Other financial instruments:
Futures contracts	$539,560	—	—	$539,560

Total	$1,604,379	$711,670,289	—	$713,274,668

†	See Schedule of Investments for additional detailed categorizations.

(b) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract.

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(c) Fund concentration. Since the Fund invests primarily in obligations of issuers within New York, it is subject to possible risks associated with economic, political, credit or legal developments or industrial or regional matters specifically affecting New York.

(d) Security transactions. Security transactions are accounted for on a trade date basis.

Notes to Schedule of Investments (unaudited) (continued)

2. Investments

At December 31, 2013, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$35,333,733
Gross unrealized depreciation	(16,775,669)

Net unrealized appreciation	$18,558,064

At December 31, 2013, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain
Contracts to Sell:
U.S. Treasury Ultra Long-Term Bonds	229	3/14	$29,923,123	$29,383,563	$539,560

3. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at December 31, 2013.

Futures Contracts
Primary Underlying Risk	Unrealized Appreciation
Interest Rate Risk	$539,560

During the period ended December 31, 2013, the volume of derivative activity for the Fund was as follows:

Average Market Value
Futures contracts (to sell)	$18,072,875

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Legg Mason Partners Income Trust

By	/s/ KENNETH D. FULLER
Kenneth D. Fuller
Chief Executive Officer

Date:	February 25, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ KENNETH D. FULLER
Kenneth D. Fuller
Chief Executive Officer

Date:	February 25, 2014

By	/s/ RICHARD F. SENNETT
Richard F. Sennett
Principal Financial Officer

Date:	February 25, 2014